UBS Investment Trust

July 9, 2021

Supplement to the Prospectus and Statement of Additional Information ("SAI"), each dated December 29, 2020, as supplemented.

Includes:

•  UBS U.S. Allocation Fund

Dear Investor,

The purpose of this supplement is to update certain information regarding the portfolio management team for UBS Asset Management (Americas) Inc. ("UBS AM"), investment advisor to UBS U.S. Allocation Fund, a series of UBS Investment Trust (the "fund"). Effective as of June 23, 2021, Paul Lang has ceased serving as a portfolio manager for the fund. In addition, effective as of June 23, 2021, Evan Brown has been added as a portfolio manager for the fund.

Effective immediately, the Prospectus and SAI are hereby revised as follows:

All references to Paul Lang in the Prospectus and SAI are deleted in their entirety.

The section captioned "Fund summary" and sub-captioned "Portfolio managers" on page 10 of the Prospectus is revised by replacing that section in its entirety with the following:

• Nicole Goldberger, Portfolio Manager, and Evan Brown, Portfolio Manager, have been portfolio managers of the fund since December 2020 and June 2021, respectively.

The section captioned "Management" and sub-captioned "Portfolio managers" on page 36 of the Prospectus is revised by replacing that section in its entirety with the following:

UBS AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class.

The portfolio's asset allocation is team-managed by the Investment Solutions Portfolio Management Team. Nicole Goldberger and Evan Brown are co-portfolio managers for the fund. As portfolio managers, Ms. Goldberger and Mr. Brown have responsibility for allocating the portfolio among the various asset classes and reviewing the overall composition of the portfolio in an effort to ensure its compliance with its stated investment objective. Ms. Goldberger and Mr. Brown also have access to additional portfolio managers and analysts within the various asset classes and markets in which the fund invests, which aids in research and idea generation. They also have access to certain members of the fixed-income and equities investment management teams, each of whom may be

ZS-1113

at certain times allocated a specified portion of the portfolio over which he or she has independent responsibility for research, security selection and portfolio construction.

Nicole Goldberger, CFA, is a portfolio manager and Head of Growth Portfolios of the Investment Solutions team and a Managing Director at UBS AM. Ms. Goldberger has been at UBS AM since January 2020. Prior to joining UBS AM, Ms. Goldberger worked in JPMorgan Asset Management's Multi-Asset Solutions team, where she was the lead portfolio manager responsible for managing global tactical asset allocation and balanced portfolios for institutional and retail clients. Prior to that, Ms. Goldberger was a portfolio manager for a range of different multi-asset class solutions, including flexible total return portfolios with private markets, diversified benchmark-aware mandates, 529 age-based portfolios, inflation aware multi-strategy funds, liability-driven investment portfolios and target date funds. Ms. Goldberger has been a portfolio manager of the fund since December 2020.

Evan Brown, CFA, is a portfolio manager and Head of Multi-Asset Strategy in the Investment Solutions team and a Managing Director at UBS AM. Mr. Brown has been at UBS AM since 2017. Prior to joining UBS AM, Mr. Brown was a strategist and portfolio manager for macro hedge fund strategies at UBS O'Connor and Millennium. Previously, Mr. Brown co-ran US FX strategy at Morgan Stanley. Mr. Brown has been a portfolio manager of the fund since June 2021.

The SAI provides additional information about the compensation, any other accounts managed, and any fund shares held by Ms. Goldberger and Mr. Brown.

The section captioned "Portfolio managers" beginning on page 54 of the SAI is revised by replacing the first paragraph of that section in its entirety with the following:

UBS AM's investment professionals are organized into investment management teams, with a particular team dedicated to a specific asset class. The portfolio managers who are primarily responsible for the day-to-day management of the fund are Nicole Goldberger and Evan Brown. The following tables provide information relating to accounts managed as of August 31, 2020 (in the case of Nicole Goldberger) or May 31, 2021 (in the case of Evan Brown):

The same section of the SAI is revised by inserting the following immediately after the first table that appears at the top of page 55:

Evan Brown:

	Registered investment companies[1]	Other pooled investment vehicles	Other accounts
Number of Accounts Managed	0	0	5,163
Number of Accounts Managed with Performance-Based Advisory Fees	0	0	0
Assets Managed (in millions)	$0	$0	$6,261
Assets Managed with Performance-Based Advisory Fees (in millions)	$0	$0	$0

1  UBS U.S. Allocation Fund has been excluded.

The same section of the SAI is revised by replacing the first paragraph under the sub-caption "Ownership of fund shares" with the following:

Ownership of fund shares. The following table sets forth the dollar range of equity securities in the fund beneficially owned by each portfolio manager as of August 31, 2020 (in the case of Nicole Goldberger) or May 31, 2021 (in the case of Evan Brown):

The same section of the SAI is revised by inserting the following as the last table under the sub-caption "Ownership of fund shares":

Portfolio Manager/Fund	Range of shares owned
Evan Brown UBS U.S. Allocation Fund	None

PLEASE BE SURE TO RETAIN THIS IMPORTANT INFORMATION FOR FUTURE REFERENCE.

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UBS Asset Management (Americas) Inc.